UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
May 17, 2022 Date of report (date of earliest event reported)
Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-49965	MGE Energy, Inc. (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53788 (608) 252-7000 | mgeenergy.com	39-2040501

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value Per Share	MGEE	The NASDAQ Stock Market

Item 5.07. Submission of Matters to a Vote of Security Holders.

MGE Energy's Annual Meeting of Shareholders was held on May 17, 2022. The results of voting on each of the matters submitted to a vote of security holders during the annual meeting were as follows:

1.
Election of three Class III Directors with terms of office expiring at the 2025 annual meeting of shareholders.

	For Votes	Withhold Votes	Broker Non-Votes
Mark D. Bugher	23,377,406	941,594	4,593,460
James L. Possin	23,618,787	700,213	4,593,460
Noble L. Wray	23,860,278	458,722	4,593,460

No votes were cast for any other nominee. The directors continuing in office are:

Class I Directors Term Expires 2023	Class II Directors Term Expires 2024
James G. Berbee	Marcia M. Anderson
Londa J. Dewey	Jeffrey M. Keebler
Thomas R. Stolper	Gary J. Wolter

2.
Ratification of selection of PricewaterhouseCoopers LLP to serve as MGE Energy's independent registered public accounting firm for the year 2022.

For Votes	Against Votes	Abstained	Broker Non-Votes
27,775,781	914,120	222,559	0

As described in the Proxy Statement, the votes "For" must exceed the votes cast "Against" at the meeting in order to ratify the selection of the auditors. Abstentions do not have any effect. Below are the percentages of the votes cast either "For" or "Against" ratification of PricewaterhouseCoopers LLP for the fiscal year 2022.

For	Against
97%	3%

3.
Advisory vote on executive compensation as disclosed in the annual meeting proxy statement.

For Votes	Against Votes	Abstained	Broker Non-Votes
22,545,343	1,182,501	591,156	4,593,460

As described in the Proxy Statement, the advisory vote on executive compensation is nonbinding, as provided by law. Below are the percentages of the votes cast either "For" or "Against" the advisory vote on executive compensation.

For	Against
95%	5%

4.
Shareholder proposal relating to a study on the value of solar in MGE's service territory as disclosed in the annual meeting proxy statement.

For Votes	Against Votes	Abstained	Broker Non-Votes
2,454,632	21,017,584	846,784	4,593,460

As described in the Proxy Statement, the nonbinding shareholder proposal must receive the affirmative vote of a majority of the votes cast in order to pass. Abstentions and broker nonvotes do not have any effect. Below are the percentages of the votes cast either "For" or "Against" the shareholder proposal.

For	Against
10%	90%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

MGE Energy, Inc.
(Registrant)

Date: May 19, 2022	/s/ Tamara J. Johnson
Tamara J. Johnson Vice President - Accounting and Controller